UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2016
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On March 3, 2016, Alimera Sciences, Inc. (“Alimera”) hosted an investor conference call and webcast to review its fourth quarter 2015 financial results and to provide regulatory and commercial updates. A copy of the transcript from this conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Various statements made during the conference call and webcast are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the ability of the ILUVIEN J-code to drive use and market acceptance of ILUVIEN, the opportunity for further growth in 2016 for ILUVIEN, Alimera's ability to reach agreement with Hercules on an amendment to bring Alimera in compliance with its revenue covenant under the debt facility and Alimera's ability to complete an amendment with Hercules before Alimera files its Annual Report on Form 10-K for the year ended December 31, 2015. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, a decision by Hercules to call the debt facility and request immediate repayment of such amounts, accelerate amounts owing under the debt facility, other action taken by Hercules under the debt facility to the detriment of Alimera due to Alimera’s failure to comply with its revenue covenant, the ability of Alimera to negotiate an amendment to the debt facility that is on commercially reasonable terms or the cost of any amendment to the debt facility with Hercules which could materially affect Alimera’s ability to continue its commercial launch of ILUVIEN, and market acceptance of ILUVIEN in the U.S. and Europe, including physicians' ability to obtain reimbursement, the potential impact of the ILUVIEN J-code on U.S. revenues and revenue growth in 2016 and seasonality, as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2014 and Alimera's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at http://www.sec.gov. Additional factors may also be set forth in those sections of Alimera's Report on Form 10-K for the year ended December 31, 2015, to be filed with the SEC in the first quarter of 2016. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved.
All forward-looking statements made during the conference call and webcast are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this press release (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise.
The information in Item 7.01 of this Current Report on Form 8-K and the transcript furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Transcript from fourth quarter 2015 investor conference call dated March 3, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: March 7, 2016	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript from fourth quarter 2015 investor conference call dated March 3, 2016